Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 1

Dated as of December 22, 2006

to

CREDIT AGREEMENT

Dated as of January 20, 2005

THIS AMENDMENT NO. 1 (“Amendment”) is made as of December 22, 2006 (the “Effective Date”) by and among Lexmark International, Inc., a Delaware corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of January 20, 2005 by and among the Borrower, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Borrower has requested that certain modifications be made to the Credit Agreement;

WHEREAS, the Borrower, the Lenders party hereto and the Administrative Agent have agreed to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower, the Lenders party hereto and the Administrative Agent hereby agree to the following amendments to the Credit Agreement.

1. Amendments to Credit Agreement.  Effective as of the Effective Date but subject to the satisfation of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) The definition of Consolidated Interest Expense appearing in Article I of the Credit Agreement is hereby amended to insert “and without duplication” immediately after the reference to “with reference to any period” appearing therein.

(b) The definition of Interest Period appearing in Article I of the Credit Agreement is hereby amended to insert “on the date that is seven days or fourteen days thereafter or” immediately before the reference to “on the numerically corresponding day in the calendar month that is one, two, three or six months thereafter”.

 (c) The definition of Permitted Receivables Financing appearing in Article I of the Credit Agreement is hereby amended to delete the reference to “: (a) such program is intended by the parties thereto to be treated (whether or not such treatment is ultimately disallowed) as an “off balance sheet” transaction and (b)” appearing therein.

(d) Section 6.02(h) is hereby amended to insert “arise or” immediately before the reference to “may be deemed to arise” appearing therein.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the Required Lenders and the Administrative Agent.

3. Representations and Warranties of the Borrower. The Borrower hereby represents and warrants as follows:

(a) This Amendment and the Credit Agreement as amended hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrower set forth in the Credit Agreement, as amended hereby, are true and correct as of the date hereof (other than the representations and warranties contained in Sections 3.04(b), 3.06(a) and those that expressly relate to an earlier specified date).

4. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

LEXMARK INTERNATIONAL, INC.,
as the Borrower

By:              /s/ Rick Pelini
Name: Rick Pelini
Title: VP & Treasurer

By:             /s/ Bruce J. Frost
Name: Bruce J. Frost
Title: Assistant Treasurer

JPMORGAN CHASE BANK,
NATIONAL ASSOCIATION,
individually as a Lender and as Administrative Agent

By:        /s/ Jason A. Rastovski
Title: Vice President

BANK OF AMERICA, N.A. (successor by merger to Fleet National Bank), individually as a Lender and as Co-Syndication Agent

By:           /s/ Debra E. DelVecchio
Name: Debra E. DelVecchio
Title: Managing Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 20, 2005
Lexmark International, Inc.

CITIBANK, N.A.,
individually as a Lender and as Co-Syndication Agent

By:            /s/ James M. Walsh
Name: James M. Walsh
Title: Managing Director

KEYBANK NATIONAL ASSOCIATION,
individually as a Lender and as Co-Documentation Agent

By:         /s/ J.T. Taylor
Name: J.T. Taylor
Title: Senior Vice President

SUNTRUST BANK,
individually as a Lender and as Co-Documentation Agent

By:          /s/ Scott Corley
Name: Scott Corley
Title: Managing Director

THE BANK OF NEW YORK,
individually as a Lender

By:           /s/ Kenneth R. McDonnell
Name: Kenneth R. McDonnell
Title: Vice President

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 20, 2005
Lexmark International, Inc.

THE BANK OF NOVA SCOTIA,
individually as a Lender

By:          /s/ Mark Sparrow
Name: Mark Sparrow
Title: Director

Signature Page to Amendment No. 1 to
Credit Agreement dated as of January 20, 2005
Lexmark International, Inc.